UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

OMNIQ CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40768	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1865 West 2100 South, Salt Lake City, UT 84119

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OMQS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

OmniQ Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders on April 8, 2024 (the “Annual Meeting”). Each share of the Company’s common stock was entitled to one vote per share. The matters voted upon and the results of the Annual Meeting of Stockholders are set forth below.

Proposal 1: Election of Directors.

Stockholders elected each of the following nominees as directors to hold office until the next meeting of the Company’s stockholders or until their successors are elected.

Nominee	For	Withheld
Shai Lustgarten	3,204,598	215,360
Mina Teicher	3,174,607	245,351
Yaron Shalem	3,103,210	316,748
Guy Elhanani	3,174,571	245,387
Israel Singer	3,189,303	230,655

Broker non-vote: 2,369,868

Proposal 2: Ratification of Appointment of Independent Auditor.

Stockholders approved the ratification of the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions
5,535,624	83,729	170,473

Proposal 3: Approval of Non-Binding Proposal on Executive Compensation

Stockholders approved a non-binding proposal on executive compensation.

For	Against	Abstentions
3,085,305	313,267	21,836

Proposal 4: Recommendation of The Frequency of Future Non-Binding Advisory Votes on Executive Compensation

3 years	2 years	1 year	ABSTAIN
2,819,570	23,239	543,912	16,492

Proposal 5: Amendment of Company’s Certificate of Incorporation

Stockholders approved the amendment of the Company’s Certificate of Incorporation to increase the amount of authorized common stock to 35,000,000 shares:

For	Against	Abstentions
4,574,477	983,571	13,868

Proposal 6: Adoption of the Company’s 2023 Equity Incentive Plan

Stockholders approved the adoption of the Company’s 2023 Equity Incentive Plan for the year ending December 31, 2024.

For	Against	Abstentions
3,013,817	379,555	26,586

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2024

OMNIQ Corp.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and CEO